SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    ---------------------------------------

                            AMERADA HESS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)

                                   13-4921002
                      (I.R.S. Employer Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
                                 (212) 997-8500
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                              J. Barclay Collins II
                            Amerada Hess Corporation
                           1185 Avenue of the Americas
                            New York, New York 10036
                                 (212) 997-8500
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
     Kevin Keogh, Esq.                             Charles S. Whitman, III, Esq.
     White & Case LLP                                  Davis Polk & Wardwell
1155 Avenue of the Americas                            450 Lexington Avenue
  New York, New York 10036                           New York, New York 10017
      (212) 819-8200                                     (212) 450-4000

                    ---------------------------------------

         Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-65542

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         CALCULATION OF REGISTRATION FEE
================================================================================

                                                         Proposed maximum     Proposed maximum
     Title of each class of           Amount to be        offering price     aggregate offering        Amount of
   Securities to be registered        registered(1)         per unit(1)           price(1)        registration fee(2)
---------------------------------- -------------------- -------------------- -------------------- --------------------
Debt Securities...............        $600,000,000             100%             $600,000,000            $9,200
================================== ==================== ==================== ==================== ====================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933, as amended (the "Securities Act").

(2) Pursuant to Rule 429 under the Securities Act, the prospectus included in this registration statement also relates to $500,000,000 maximum aggregate offering price of debt securities previously registered under the registrant's Registration Statement on Form S-3 (Registration No. 333-65542). The registration fee with respect to $500,000,000 of debt securities was paid in connection with such registration statement.
================================================================================

                                EXPLANATORY NOTE

          This Registration Statement relates to the registration of additional securities pursuant to Rule 462(b) under the Securities Act. The contents of the registrant's Registration Statement on Form S-3 (Registration No. 333-65542) are incorporated herein by reference.

                                     Part II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

Exhibit No.                         Exhibit

5               Opinion of White & Case LLP.

23.1            Consent of Ernst & Young, LLP, Independent Auditors.

23.2            Consent of White & Case LLP (included in Exhibit 5).

24.1            Powers of Attorney (included on the signature page hereto).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 27, 2002.


                                  AMERADA HESS CORPORATION


                                  By:     /s/  John Y. Schreyer
                                     -------------------------------------------
                                     Name:    John Y. Schreyer
                                     Title:   Executive Vice President and Chief
                                              Financial Officer


          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes each of John B. Hess, J. Barclay Collins II and John Y. Schreyer as attorney-in-fact, to sign in his or her name and behalf, individually and in each capacity designated below, and to file any amendments, including post-effective amendments to this registration statement and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                                   TITLE                              DATE
                                               Director, Chairman of the Board
   /s/  John B. Hess                             and Chief Executive Officer             February 7, 2002
-----------------------------------------       (Principal Executive Officer)
            (John B. Hess)

                                                           Director                      February ___, 2002
-----------------------------------------
          (Nicholas F. Brady)


                                                   Director, Executive Vice
   /s/  J. Barclay Collins                       President and General Counsel           February 7, 2002
-----------------------------------------
         (J. Barclay Collins II)


   /s/  Peter S. Hadley                                    Director                      February 7, 2002
-----------------------------------------
            (Peter S. Hadley)


   /s/  Edith E. Holiday                                   Director                      February 7, 2002
-----------------------------------------
           (Edith E. Holiday)


-----------------------------------------                  Director                     February ___, 2002
          (William R. Johnson)


   /s/  Thomas H. Kean                                     Director                      February 7, 2002
-----------------------------------------
            (Thomas H. Kean)

                                                    Director and Executive
   /s/  John J. O'Connor                                 Vice President                  February 7, 2002
-----------------------------------------
           (John J. O'Connor)


   /s/  Frank A. Olson                                     Director                      February 7, 2002
-----------------------------------------
            (Frank A. Olson)


   /s/  Roger B. Oresman                                   Director                      February 7, 2002
-----------------------------------------
           (Roger B. Oresman)

                                                   Director, Executive Vice
                                                President and Chief Financial
   /s/  John Y. Schreyer                        Officer (Principal Accounting            February 7, 2002
-----------------------------------------          and Financial Officer
           (John Y. Schreyer)


   /s/  Robert N. Wilson                                   Director                      February 7, 2002
-----------------------------------------
           (Robert N. Wilson)


-----------------------------------------                  Director                     February ___, 2002
           (Robert F. Wright)

                                  EXHIBIT INDEX


Exhibit No.                      Exhibit


5         Opinion of White & Case LLP.

23.1      Consent of Ernst & Young, LLP, Independent Auditors.

23.2      Consent of White & Case LLP (included in Exhibit 5).

24.1      Powers of Attorney (included on the signature page hereto).